                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

                           FILED BY THE REGISTRANT [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT [_]

                           Check the appropriate box:

            [] Preliminary Proxy Statement [_] Confidential, For Use
                             of the Commission Only
                       (As Permitted by Rule 14a-6(e)(2))

                         [X] Definitive Proxy Statement

                       [_] Definitive Additional Materials

        [_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             TETON PETROLEUM COMPANY

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                               [X] No fee required

  [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                             TETON PETROLEUM COMPANY
                                 P.O. Box 774327
                        Steamboat Springs, Colorado 80477

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 19, 2003

                           Steamboat Springs, Colorado
                                February 19, 2003

An Annual Meeting of Stockholders (the "Annual Meeting") of Teton Petroleum Company, a Delaware corporation (the "Company"), will be held at the Pinnacle Club, 555 17th Street, Suite 3700, Denver, Colorado on March 19, 2003 at 9:30 AM (local time) for the following purposes:

1. To elect four directors to the Corporation's Board of Directors, to hold office until his successor is elected and qualified or until his earlier resignation or removal (Proposal No. 1);

2. To amend the Company's certificate of incorporation to increase the authorized amount of capital stock from 100,000,000 shares to 275,000,000 shares of which 25,000,000 shares will be blank check preferred stock (Proposal No. 2).

3. To adopt the 2003 Stock Option Plan (Proposal No. 3);

4. To effect a one-for-twelve reverse stock split (the "Reverse Stock Split") of the Company's common stock (Proposal No. 4);

5. To consider and act upon a proposal to ratify the Board of Directors' selection of Ehrhardt Keefe Steiner & Hottman PC as the Corporation's independent auditors for the fiscal year ending December 31, 2002 (Proposal No.
5);

6. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

BECAUSE OF THE SIGNIFICANCE OF THIS PROPOSAL TO THE COMPANY AND ITS SHAREHOLDERS, IT IS VITAL THAT EVERY SHAREHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice.

The Board of Directors has fixed the close of business on February 13, 2003 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the meeting, please take the time to vote by mail. Fill in, sign and date the enclosed proxy card and return it promptly in the postage-paid envelope.

You may attend the meeting and vote in person even if you have previously voted by proxy in one of three ways listed above. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By Order of the Board of Directors,

                                H. HOWARD COOPER

                                    IMPORTANT

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THANK YOU FOR ACTING PROMPTLY

                             TETON PETROLEUM COMPANY
                                 P.O. Box 774327
                        Steamboat Springs, Colorado 80477

                                 PROXY STATEMENT

                                     GENERAL

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Teton Petroleum Company, a Delaware corporation (the "Company"), of proxies in the enclosed form for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Pinnacle Club, 555 17th Street, Suite 3700, Denver, Colorado on March 19, 2003 at 9:30 AM (local time), and any adjournment or postponement thereof. Only holders of record of the Company's common stock, $.001 par value per share (the "Common Stock"), on February 13, 2003 (the "Record Date") will be entitled to vote at the Meeting. At the close of business on the Record Date, the Company had issued and outstanding 69,423,319 shares of Common Stock.

In accordance with the Company's bylaws, the presence of of 33 1/3% of the shares entitled to vote, whether present in person or represented by proxy, will constitute a quorum at the meeting. Abstentions will be treated as shares that are present and entitled to vote but against any proposal submitted to stockholders. Executed proxies returned by a broker holding shares of the Company's Common Stock in street name which indicate that the broker does not have discretionary authority as to certain shares to vote on one or more matters ("broker non-votes") will be considered present but not entitled to vote on any proposal submitted to stockholders

Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. Any proxy given is revocable prior to the Meeting by an instrument revoking it or by a duly executed proxy bearing a later date delivered to the Secretary of the Company. Such proxy is also revoked if the stockholder is present at the Meeting and elects to vote in person.

The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

This Proxy Statement and the accompanying form of proxy is being sent or given to stockholders on or about February 19, 2003.

Stockholders of the Company's Common Stock are entitled to one vote for each share held. Such shares may not be voted cumulatively.

Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" each of the proposals as described in this Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting).

Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows. The affirmative vote of the holders of a plurality of the shares of the Company cast at the Annual Meeting is required for the election of directors (Proposal No. 1). The affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented by proxy and entitled to vote on the matter is required to:

o adopt the 2003 Stock Option Plan (Proposal No. 3);
o effect a one-for-twelve reverse stock split (the "Reverse Stock Split") of the Company's common stock (Proposal No. 4);
o consider and act upon a proposal to ratify the Board of Directors' selection of Ehrhardt Keefe Steiner & Hoffman PC as the Corporation's independent auditors for the fiscal year ending December 31, 2002 (Proposal No. 5);

The affirmative vote of the holders of a majority of the outstanding shares of the Company is required to amend the Company's certificate of incorporation to increase the authorized amount of capital stock from 100,000,000 shares to 275,000,000 shares, of which 250,000,000 shall be common stock and 25,000,000 shall be preferred stock (Proposal No. 2).

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

The board of directors (the "Board") proposes the election of the current directors of the Company for an additional term of one year. Following is information about each nominee, including biographical data for at least the last five years. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors.

The Board has long adhered to governance principles designed to assure the continued vitality of the Board and excellence in the execution of its duties. Accordingly, directors are compensated for their service to the Company pursuant to the terms of their employment agreements. The Board is responsible for supervision of the overall affairs of the Company. In fiscal 2002, the Board's business was conducted by consents in lieu of meetings. The directors executed o consents in lieu of meeting. Following the Annual Meeting, the Board will consist of four directors. The term of each director continues until the next annual meeting or until successors are elected. The nominees for director are:

o H. Howard Cooper, President and Director
o Thomas F. Conroy, Chief Financial Officer, Secretary and Director
o Karl F. Arleth, Director
o James J. Woodcock, Director

H. HOWARD COOPER, has been our president and chairman of the board of directors since 1996. Mr. Cooper founded American Tyumen in November 1996. He served as a director and president of American Tyumen until the merger with EQ. Since the merger, he has held these same positions with Teton. In 1994, he was a consultant to Central Asian Petroleum, an oil and gas company located in Russia and Peak Energy, an oil and gas company located in Denver, Colorado. Mr. Cooper has a bachelor's degree from the University of Colorado in business and a master's degree from Columbia University in international affairs.

THOMAS F. CONROY, has been our chief financial officer since March 2002, secretary since April 2002, and director since 2002. Mr. Conroy is a Certified Public Accountant with an MBA from the University of Chicago. Since 2002, Mr. Conroy has been a principal member of Mann-Conroy-Eisenberg & Assoc. LLC, a life insurance and reinsurance consulting firm. Since 2001, Mr. Conroy has been a managing principal of Strategic Reinsurance Consultants International LLC, a life reinsurance consulting and brokerage firm. Ending in 2001, Mr. Conroy, spent 27 years with ING and its predecessor organizations, serving in various financial positions and leading two of its strategic business units as President. As President of ING Reinsurance, he established their international presence, setting up facilities in The Netherlands, Bermuda, Ireland and Japan. He also served as an Officer and Board Member of Security Life of Denver Insurance Company and its subsidiaries.

KARL F. ARLETH, has been a director since 2002. Mr. Arleth is the Chief Operating Officer and a Board member of Sefton Resources, Inc. Ending in 1999, Mr. Arleth spent 21 years with Amoco and BP-Amoco. In 1998 he chaired the Board of the Azerbaijan International Operating Company (AIOC) for BP-Amoco in Baku, Azerbaijan. Concurrently in 1997-98, he was also President of Amoco Caspian Sea Petroleum Ltd. in Azerbaijan and Director of Strategic Planning for Amoco Corporations Worldwide Exploration and Production Sector in Chicago. >From 1992 -- 1996 Mr. Arleth was President of Amoco Poland Ltd. in Warsaw, Poland.

JAMES J. WOODCOCK has been a director since 2002. Since 1981, Mr. Woodcock has been the ownerand CEO of Hy-Bon Engineering Company, based in Midland, Texas. Hy-Bon is an engineering firm and manufacturer of vapor recovery, gas boosters, and casing pressure reduction systems for the oil industry. Since 1996, Mr. Woodcock has been a board member of Renovar Energy, a private firm located in Midland Texas. From 1997 to 2002, Mr. Woodcockwas the chairman of Transrepublic Resources, a private firm located in Midland Texas.

Approval of this proposal requires the affirmative vote of a plurality of the shares of the Company cast at the Annual Meeting.

                      COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors has a Compensation Committee and an Audit Committee. The Compensation Committee and Audit Committee consists of two directors, Karl Arleth and James J. Woodcock. Messrs. Arleth and Woodcock are independent directors who are not a salaried officers of the Company. Messrs. Arleth and Woodcock are independent directors based on Rule 4200(a)(15) of the NASD's listing standards.

         The purpose of the Compensation Committee is to review the Company's compensation of its executives, to make determinations relative thereto and to submit recommendations to the Board of Directors with respect thereto in order to ensure that such officers and directors receive adequate and fair compensation. The Compensation Committee did not meet during the last fiscal year.

         During the fiscal year ending 2003, the Audit Committee will be responsible for the general oversight of audit, legal compliance and potential conflict of interest matters, including (a) recommending the engagement and termination of the independent public accountants to audit the financial statements of the Company, (b) overseeing the scope of the external audit services, (c) reviewing adjustments recommended by the independent public accountant and addressing disagreements between the independent public accountants and management, (d) reviewing the adequacy of internal controls and management's handling of identified material inadequacies and reportable conditions in the internal controls over financial reporting and compliance with laws and regulations, and (e) supervising the internal audit function, which may include approving the selection, compensation and termination of internal auditors.

           The Audit Committee did not meet during the last fiscal year because it was approved late in the 2002 year by the Board of Directors and was not formally in place to perform its functions. However, the responsibilities of the Audit Committee during 2002 were conducted by the board of directors. Although there is no written charter for the Audit Committee, the charter is currently being formalized and will be filed with the Securities and Exchange upon completion.

         For the fiscal year ended 2002, the Board of Directors conducted discussions with management and the independent auditor regarding the acceptability and the quality of the accounting principles used in the reports in accordance with Statements on Accounting Standards (SAS) No. 61,. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the board of directors discussed with the independent auditor the matters in the written disclosures required by Independence Standards Board Standard No. 1.

         For the fiscal year ended 2002, the Board of Directors have also discussed with management and its independent auditors issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company, and the selection of the Company's independent auditor. Additional meetings were held with the independent auditor, with financial management present, to discuss the specific results of audit investigations and examinations and the auditor's judgments regarding any and all of the above issues.

         Pursuant to the reviews and discussions described above, the Board of Directors recommended that the audited financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 and 2000 for filing with the Securities and Exchange Commission.

         For the fiscal year ending 2003 , the Audit Committee will oversee the financial reporting process for the Company on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Committee will review the annual financial statements to be included in the annual report and filed with the Securities and Exchange Commission, as well as the unaudited financial statements to be filed with the Company's quarterly reports on Form 10-QSB.

         The Board does not have a nominating committee or a committee performing the functions of a nominating committee. Although there are no formal procedures for stockholders to nominate persons to serve as directors, the Board will consider nominations from stockholders, which should be addressed to H. Howard Cooper at the Company's address set forth above.

                          RECOMMENDATION OF THE BOARD:

    THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE ABOVE NOMINEES.

                                 PROPOSAL NO. 2

                   AMENDMENT TO THE ARTICLES OF INCORPORATION

The Board of the Company proposes amending the Company's certificate of incorporation to increase the number of authorized shares of common stock from 100,000,000 to 250,000,000 and to authorize the creation of 25,000,000 shares of blank check preferred stock. The Company currently has authorized capital stock of 100,000,000 of shares of common stock and approximately 69,423,319 shares of common stock are outstanding as of the Record Date. The Board believes that the increase in authorized shares would provide the Company greater flexibility with respect to the Company's capital structure for such purposes as additional equity financing, and stock based acquisitions.

INCREASE IN AUTHORIZED COMMON STOCK
-----------------------------------

The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of common stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of common stock. This amendment will not alter the current number of issued shares. The relative rights and limitations of the shares of common stock would remain unchanged under this proposal.

As of February 13, 2003, a total of 69,423,319 shares of the Company's currently authorized shares of common stock are issued and outstanding. The increase in the number of authorized but unissued shares of common stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes. If approved, the Company has no present intentions to issue any of the newly authorized shares of common stock

In addition, the Company's stockholders at the Annual Meeting are being asked to approve a Reverse Stock Split pursuant to which each twelve currently outstanding shares of Common Stock (the "Old Shares") would be automatically converted into one share of Common Stock (the "New Shares"). The reason for the Reverse Stock Split is to increase the per share stock price. The one for twelve reverse Stock Split is being effectuated by reducing the number of issued and outstanding shares at the ratio of 12 to 1. Accordingly, as a result of the Reverse Stock Split, the Company will have approximately 94,214,724 authorized unissued shares, which shares may be issued in connection with acquisitions or subsequent financings. In the event the Company receives shareholder approval to increase its authorized common stock to 250,000,000 then it will have 244,214,724 authorized unissue shares, which shares may be issued in connection with acquisitions or subsequent financings. See Proposal No. 4 for more information regarding the Reverse Stock Split.

If the shareholders approve both the increase in authorized capital stock (Proposal No. 2) and the Revers Stock Split (Proposal No. 4), the ratio of issued-to-authorzed shares would increase from approximately 1:2 to 1:50. The Company believes this dramatic increase is in the best interest of the Company because it would be able to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes, without the expense and time of obtaining stockholder approval.

In addition, one of the effects of proposed amendment might be to enable the Board to render it more difficult to, or discourage an attempt to, obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management. The Board would, unless prohibited by applicable law, have additional shares of common stock available to effect transactions (such as private placements) in which the number of the Company's outstanding shares would be increased and would thereby dilute the interest of any party attempting to gain control of the Company. Such action could discourage an acquisition of the Company, which stockholders might view as desirable.

CREATION OF BLANK CHECK PREFERRED STOCK
---------------------------------------

The amendment to the certificate of incorporation will create 25,000,000 authorized shares of "blank check" preferred stock. Article IV of the proposed amendment to the certificate of incorporation attached as Exhibit "A" to this proxy statement contains provisions related to the "blank check" preferred stock. The following summary does not purport to be complete and is qualified in its entirety by reference to the proposed amendment to the certificate of incorporation as set forth in Exhibit "A."

The term "blank check" refers to preferred stock, the creation and issuance of which is authorized in advance by the stockholders and the terms, rights and features of which are determined by the Board of the Company upon issuance. The authorization of such blank check preferred stock would permit the board of directors to authorize and issue preferred stock from time to time in one or more series.

Subject to the provisions of the Company's amendment to the certificate of incorporation and the limitations prescribed by law, the Board would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other annual rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by the stockholders. The Board would be required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of the Company and its stockholders. The Board is seeking stockholder approval of an amendment to the certificate of incorporation which would give the Board flexibility, without further stockholder action, to issue preferred stock on such terms and conditions as the board of directors deems to be in the best interests of the Company and its stockholders. The Company has no immediate definitive plans to issue any shares of preferred stock. Therefore, the terms, rights and features of a preferred stock subject to this proposal cannot be stated or predicted with certainty.

It is not possible to state the effects of the proposed amendment upon the rights of holders of common stock until the Board determines the respective rights of the holders of one or more series of preferred stock. However, the issuance of shares of preferred stock pursuant to the Board's authority described above may adversely affect the rights of the holders of common stock. Specifically, the effects of such issuances of preferred stock could include (i) reduction of the amount of cash otherwise available for payment of dividends on common stock, if any, (ii) restrictions on dividends on common stock, (iii) dilution of the voting power of common stock, and (iv) restrictions on the rights of holders of common stock to share in the Company's assets on liquidation until satisfaction of any liquidation preference granted to the holders of such subsequently designated series of preferred stock. For example, preferred stock issued by the Company may rank prior to the common stock as to dividend rights, liquidation preferences or both, may have full or limited voting rights, and may be convertible into shares of common stock. Accordingly, the issuance of shares of preferred stock could decrease the amount of earnings and assets allocable to or available for distribution to holders of common stock and adversely affect the rights and powers, including voting rights of the common stock, and may discourage bids for the common Stock or may otherwise adversely affect the market price of the common Stock.

The amendment will provide the Company with increased financial flexibility in meeting future capital requirements by providing another type of security in addition to its common stock, as it will allow preferred stock to be available for issuance from time to time and with such features as determined by the Board for any proper corporate purpose. Such purposes could include, without limitation, issuance for cash as a means of obtaining capital for use by the Company, or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets.

Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the board of directors to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the Board could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

While the amendment may have anti-takeover ramifications, the Board believes that the financial flexibility offered by the amendment outweighs any disadvantages. To the extent that the amendment may have anti-takeover effects, the amendment may encourage persons seeking to acquire the Company to negotiate directly with the Board enabling the Board to consider the proposed transaction in a manner that best serves the stockholders' interests.

Unless marked otherwise, proxies received will be voted "FOR" the approval of this Proposal No. 2. amending the certificate of incorporation of the Company requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company.

                 RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION.

                                 PROPOSAL NO. 3

                 APPROVAL OF THE 2003 EMPLOYEE STOCK OPTION PLAN

At the Annual Meeting, the Company's stockholders are being asked to approve the 2003 Employee Stock Option Plan (the "2003 Option Plan") and to authorize 25,000,000 shares of Common Stock for issuance thereunder. The following is a summary of principal features of the 2003 Option Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2003 Option Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary, Thomas F. Conroy, at the Company's principal offices at P.O. Box 774327, Steamboat Springs, Colorado 80477.

GENERAL

The 2003 Option Plan was adopted by the Board of Directors in o. The Board of Directors has initially reserved 25,000,000 shares of Common Stock for issuance under the 2003 Option Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

The 2003 Option Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2003 Option Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

PURPOSE

The primary purpose of the 2003 Option Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. In the event that the 2003 Option Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

ADMINISTRATION

The 2003 Option Plan, when approved, will be administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2003 Option Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

Members of the Board of Directors who are eligible employees are permitted to participate in the 2003 Option Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 2003 Option Plan or the grant of any option pursuant to it, or serve on a committee appointed to administer the 2003 Option Plan. In the event that any member of the Board of Directors is at any time not a "disinterested person", as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

ELIGIBILITY

Under the 2003 Option Plan, options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2003 Option Plan.

                                TERMS OF OPTIONS

The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

(a) PURCHASE PRICE. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2003 Option
Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 85% of the fair market value of such Common Shares at the time such Option is granted.

(b) VESTING. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

(c) EXPIRATION. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for ten (10) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in the 2003 Option Plan or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

(d) TRANSFERABILITY. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

(e) OPTION ADJUSTMENTS. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

Except as otherwise provided in the 2003 Option Plan, any Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

(f) TERMINATION, MODIFICATION AND AMENDMENT. The 2003 Option Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

FEDERAL INCOME TAX ASPECTS OF THE 2003 OPTION PLAN

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2003 OPTON PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2003 OPTION PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

The 2003 Option Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2003 Option Plan.

If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2003 Option Plan.

The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

RESTRICTIONS ON RESALE

Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2003 Option Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

REQUIRED VOTE

The approval of the 2003 Option Plan and the reservation of 25,000,000 shares for issuance requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote and constituting at least a majority of the required quorum.

The proxy holders intend to vote the shares represented by proxies to approve, the 2003 Stock Option Plan.

                          RECOMMENDATION OF THE BOARD:

     THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE 2003 STOCK OPTION PLAN.

                                 PROPOSAL NO. 4

                          ONE FOR TWELVE REVERSE SPLIT

At the Annual Meeting, the Company's stockholders are being asked to approve a Reverse Stock Split pursuant to which each twelve currently outstanding shares of Common Stock (the "Old Shares") would be automatically converted into one share of Common Stock (the "New Shares"). The reason for the Reverse Stock Split is to increase the per share stock price. The Company believes that if it is successful in maintaining a higher stock price, the stock will generate greater interest among professional investors and institutions. If the Company is successful in generating interest among such entities, it is anticipated that the shares of its Common Stock would have greater liquidity and a stronger investor base. No assurance can be given, however, that the market price of the New Shares will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split. The New Shares issued pursuant to the Reverse Stock Split will be fully paid and non-assessable. All New Shares will have the same par value, voting rights and other rights as Old Shares. Stockholders of the Company do not have preemptive rights to acquire additional shares of Common Stock, which may be issued.

The one for twelve reverse Stock Split is being effectuated by reducing the number of issued and outstanding shares at the ratio of 12 to 1. Accordingly, as a result of the Reverse Stock Split, the Company will have approximately 94,214,724 authorized unissued shares, which shares may be issued in connection with acquisitions or subsequent financings. In the event the Company receives shareholder approval to increase its authorized common stock to 250,000,000 then it will have 244,214,714 authorized unissue shares, which shares may be issued in connection with acquisitions or subsequent financings. See Proposal No. 4 for more information regarding the Reverse Stock Split. There can be no assurance that the Company will be successful in making any such acquisitions or obtaining any such financings. In addition, the Reverse Stock Split has potentially dilutive effects on each of the shareholders. Each of the shareholders may be diluted to the extent that any of the authorized but unissued shares are subsequently issued.

The Reverse Stock Split will not alter any shareholder's percentage interest in the Company's equity, except to the extent that the Reverse Stock Split results in any of the Company's shareholders owning a fractional share. In lieu of issuing fractional shares, the Company will issue to any shareholder who otherwise would have been entitled to receive a fractional share as a result of the Reverse Split an additional full share of its common stock. The principal effects of the Reverse Stock Split will be that the number of shares of Common Stock issued and outstanding will be reduced from 69,423,319 to approximately 5,785,276.

In addition, commencing with the effective date of the Reverse Stock Split, all outstanding options entitling the holders thereof to purchase shares of the Company's common stock will entitle such holders to receive, upon exercise of their options, 1/12 of the number of shares of the Company's common stock which such holders may purchase upon exercise of their options. In addition, commencing on the effective date of the Reverse Stock Split, the exercise price of all outstanding options will be increased by a multiple of twelve.

The Company believes that the Federal income tax consequences of the reverse stock split to holders of Common Stock will be as follows:

(i) Except as explained in (v) below, no income gain or loss will be recognized by a shareholder on the surrender of the current shares or receipt of the certificate representing new post-split shares.

(ii) Except as explained in (v) below, the tax basis of the New Shares will equal the tax basis of the Old Shares exchanged therefore.

(iii) Except as explained in (v) below, the holding period of the New Shares will include the holding period of the Old Shares if such Old Shares were held as capital assets.

(iv) The conversion of the Old Shares into the new shares will produce no taxable income or gain or loss to the Company.

(v) The Federal income tax treatment of the receipt of the additional fractional interest by a shareholder is not clear and may result in tax liability not material in amount in view of the low value of such fractional interest.

The Company's opinion is not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

THE ABOVE REFRENCED IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE REVERSE STOCK SPLIT. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

                                 PROPOSAL NO. 5
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Ehrhardt Keefe Steiner & Hoffman PC has served as the Company's independent auditors since December 1999 and has been appointed by the Board to continue as the Company's independent auditors for the fiscal year ending December 31, 2002. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Board will reconsider its selection of auditors. Ehrhardt Keefe Steiner & Hoffman PC has no interest, financial or otherwise, in the Company.

A representative of Ehrhardt Keefe Steiner & Hoffman PC is expected to be present at the Annual Meeting.

The proxy holders intend to vote the shares represented by proxies to ratify the Board of Directors' selection of Ehrhardt Keefe Steiner & Hoffman PC as the Company's independent auditors for the fiscal year ending December 31, 2002.

AUDIT AND RELATED FEES

                  AUDIT FEES. The aggregate fees billed by Ehrhardt Keefe Steiner & Hoffman PC for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2001 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB during that fiscal year were $117,831.

                  FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The Company did not engage Ehrhardt Keefe Steiner & Hoffman PC to provide professional services to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2001.

                 ALL OTHER FEES. The aggregate fees billed by Ehrhardt Keefe Steiner & Hoffman PC for services rendered to the Company, other than the services covered in "Audit Fees" for the fiscal year ended December 31, 2001 were $6,782, which fees primarily relate to tax return preparation.


Approval of this proposal requires the affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

                           RECOMMENDATION OF THE BOARD

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF EHRHARDT KEEFE STEINER & HOFFMAN PC AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

                             EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation received by Mr. Howard Cooper, the President of Teton, who serves as its chief executive officer for the last three fiscal years:

SUMMARY COMPENSATION TABLE

   Name and                                                 Securities
   Principal Position              Year    Salary           Underlying Options
   ------------------              ----    ------           ------------------
   H. Howard Cooper, President     2001    $210,000(1)               --
                                   2000    $ 17,000(2)(3)            --
                                   1999    (3)                     1,000,000

------------

(1) $180,907 of which was paid in 2001. The balance, $29,093, was accrued in 2001 but not paid.
(2) Such amount was accrued in 2000 and paid in January 2001. Compensation is for one month's services.
(3) Prior to December 2000, Teton did not pay any cash compensation to any of its officers. However, pursuant to an unwritten consulting arrangement with Taimen Corporation, a corporation owned by Mr. Cooper, and of which Mr. Cooper and his spouse were the sole employees, Teton paid Taimen $247,000 and $128,560, respectively, during the fiscal years ended December 31, 2000 and 1999, for management and related services.

STOCK OPTIONS.

During the year ended December 31, 2001, Mr. Cooper did not exercise any of his stock options. Based on the average of the high and low bid for our common stock on December 31, 2001, as of December 31, 2001, Mr. Cooper did not hold any in-the-money stock options.

EMPLOYEE PENSION, PROFIT SHARING OR OTHER RETIREMENT PLANS.
-----------------------------------------------------------

The Company does not have a defined benefit, pension plan, profit sharing, or other retirement plan.

COMPENSATION OF DIRECTORS.
--------------------------

The Company does not pay a director's fee to its directors. In the Company's sole discretion, the Company may issue stock options or warrants to its directors. The company expects to institute a Directors fee program to its Directors in 2003.

EMPLOYMENT CONTRACTS.
---------------------

Teton and Mr. Cooper entered into a new employment agreement, effective May 1, 2002. The employment agreement is for a three year term. Mr. Cooper's initial salary under the agreement is $160,000 per year. In the board's discretion, he and other Executive officers may receive additional bonus compensation as well as stock options. Mr. Cooper's employment is terminated immediately upon his death or permanent disability. Teton may also terminate Mr. Cooper's employment immediately for cause, as defined in the agreement. Mr. Cooper may terminate his employment immediately for good reason, as defined in the agreement. Additionally, either Teton or Mr. Cooper may terminate Mr. Cooper's employment upon 60 days prior written notice to the other. Upon termination of Mr. Cooper's employment without cause by Teton or for good reason by Mr. Cooper, Mr. Cooper is entitled to severance pay. The severance pay is equal to Mr. Cooper's salary for the preceding 24 months. Such severance may be paid in monthly installments over 24 months from the date of termination. Teton may discontinue the severance payments if Mr. Cooper violates the confidentiality, noncompetition, or nonsolicitation provisions of his employment agreement. After the third year, the agreement is renewed from year to year by the Board of Directors, unless it is terminated as provided above.

Mr. Cooper's new agreement will replace the employment agreement dated effective December 1, 2000 (the "2000 Employment Agreement"). The 2000 Employment Agreement provided for an initial term of two years and an initial salary of $210,000 per year. The 2000 Employment Agreement also provided that upon the termination of Mr. Cooper without his consent, except for terminations related to a criminal conviction, death, disability, incapacity, bankruptcy, insolvency, gross negligence, gross dereliction of duty, or gross misconduct, that Mr. Cooper was entitled to a lump sum payment equal to three months salary, based on the salary being paid to Mr. Cooper at the date of termination.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

The following tables sets forth, as of February 13, 2003, the number of and percent of our common stock beneficially owned by (a) all directors and nominees, naming them, (b) our executive officers, (c) our directors and executive officers as a group, without naming them, and (d) persons or groups known by us to own beneficially 5% or more of our common stock:


         Name and Address                   Amount and Nature of         Percent
         of Beneficial Owner                Beneficial Ownership        of Class
         -------------------                --------------------        --------

         H. Howard Cooper                            7,360,535 (1)        10.6%
         2135 Burgess Creek Road
         Suite #7
         P.O. Box 774327
         Steamboat Springs, CO 80477

         Thomas F. Conroy                              356,110 (2)           *
         3825 S. Colorado Blvd.
         Denver, CO 80110

         James J. Woodcock                           2,578,224 (3)         3.7%
         2404 Commerce Drive
         Midland, TX 79702

         Karl F. Arleth                              1,375,939 (4)         2.0%
         P.O. Box 23507
         0467 Lariat Loop
         Silverthorne, CO 80498

         All executive officers and                 11,670,808            16.8%
         directors as a group (4 persons)
----------


* Less than one percent.
(1) Includes 5,586,250 warrants.
(2) Includes 353,333 warrants.
(3) Includes 1,366,667 warrants.
(4) Includes 466,667 warrants

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

TRANSACTIONS INVOLVING MR. HOWARD COOPER AND MS. ANNA COOPER.
-------------------------------------------------------------

Mr. Cooper and Teton have entered into an employment agreement. Mr. Cooper's employment agreement with Teton is discussed at "EXECUTIVE COMPENSATION - Employment Contracts."

Ms. Anna R. Cooper, Mr. Cooper's wife, is in the second year of a two year employment agreement with Teton. The employment agreement provides that Ms. Cooper's initial salary is $78,000 per year. After the initial term, the agreement is renewed from year to year, with such changes agreed by the Board of Directors unless terminated by either party upon 90 days prior notice. The agreement provides that upon the termination of Ms. Cooper's employment without her consent, except for terminations related to a criminal conviction, death, disability, incapacity, bankruptcy, insolvency, gross negligence, gross dereliction of duty, or gross misconduct, that Ms. Cooper is entitled to a lump sum payment equal to three months salary, based on the salary being paid to Ms. Cooper at the date of termination.

Prior to December 1, 2000, Teton had a consulting arrangement with Taimen Corporation, to provide Teton with consulting and management services. Mr. Cooper was the director and president of Taimen Corporation. Mr. Cooper and Ms. Cooper were the sole employees of Taimen. Teton paid Taimen a total of $247,000 during the fiscal year ended December 31, 2000 and a total of $128,560 for the fiscal year ended December 31, 1999.

In 2001, Mr. Cooper loaned $137,000 to Teton. Such loan, together with interest at 8.28% per annum was due on February 1, 2002. The due date was subsequent extended to April 15, 2002, and was paid in full in April 2002.

The Board of Directors believes that the terms of these transactions with its management were at least as favorable to the Company as those terms which the Company could have obtained from unrelated third parties through arms-length negotiations.

                                 OTHER BUSINESS

The Board of Directors is not aware of any other business that will come before the Meeting, but if any such matters are properly presented, the proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the proxies. All shares represented by duly executed proxies will be voted at the Meeting.

                              STOCKHOLDER PROPOSALS

Stockholders who wish to submit proposals pursuant to Rule 14a-8 of the 1934 Act for inclusion in the Proxy Statement for the Company's 2004 Annual Meeting of Stockholders must submit the same to Thomas F. Conroy, the Secretary of Teton Petroleum Company on or before January 2, 2004 at the Company's principal executive office, P.O. Box 774327, Steamboat Springs, Colorado 80477.

              AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

This proxy statement refers to certain documents of the company that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner, to whom this proxy statement is delivered, upon oral or written request, without charge, directed to Thomas F. Conroy, Teton Petroleum Company, P.O. Box 774327, Steamboat Springs, Colorado 80477, telephone number 970-870-1417. In order to ensure timely delivery of the documents, such requests should be made by February 28, 2003.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,





                                        /S/ H. HOWARD COOPER
                                        --------------------
                                        H. HOWARD COOPER
                                        PRESIDENT



Steamboat Springs, Colorado
February 19, 2003

PROXY CARD

                             TETON PETROLEUM COMPANY

              PROXY FOR ANNUAL MEETING TO BE HELD ON MARCH 19, 2003 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints H. Howard Cooper, as proxy, with the power to appoint his substitute, to represent and to vote all the shares of common stock of Teton Petroleum Company (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held on March 19, 2003 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.

                               THIS IS YOUR PROXY
                             YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Teton Petroleum Company to be held at the Pinnacle Club, 555 17th Street, Suite 3700, Denver, Colorado on March 19, 2003 at 9:30 a.m. (local time).

Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-5



1. Election of Directors             --              FOR         WITHHOLD
    Nominees:
    ---------

         H. Howard Cooper                            [_]           [_]
         Thomas F. Conroy                            [_]           [_]
         Karl F. Arleth                              [_]           [_]
         James F. Woodcock                           [_]           [_]


--------------------------------------------------------------------------------
    (Except nominee(s) written above)

                                                     FOR     AGAINST     ABSTAIN
2.   Proposal to approve an amendment to             [_]       [_]         [_]
     the Articles of Incorporation to increase the number of authorized shares of common stock and create blank check preferred stock

                                                     FOR     AGAINST     ABSTAIN
3.  Proposal to adopt the 2003 Stock Option          [_]       [_]         [_]
    Plan

                                                     FOR     AGAINST     ABSTAIN
4. Proposal to approve the Reverse Stock Split       [_]       [_]         [_]


                                                     FOR     AGAINST     ABSTAIN
5.  Proposal to ratify Ehrhardt Keefe Steiner
   & Hoffman PC  as Independent Auditors             [_]       [_]         [_]



If you plan to attend the Annual Meeting please mark this box [_]

Dated:________________, 2003

SIGNATURE ______________________________________________________________________

NAME (PRINTED) _________________________________________________________________

TITLE __________________________________________________________________________

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

                              FOLD AND DETACH HERE

EXHIBIT A
                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                             TETON PETROLEUM COMPANY

The undersigned, being the President of TETON PETROLEUM COMPANY a corporation existing under the laws of the State of Delaware, does hereby certify under the seal of the said corporation as follows:

1. The certificate of incorporation of the Corporation is hereby amended by replacing Article Fourth, in its entirety, with the following:

"FOURTH: The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.001. The second class of stock shall be Preferred Stock, par value $0.001. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the Board of Directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the Board of Directors.

The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

Class             Par Value                 Authorized Shares
-----             ---------                 -----------------
Common            $0.001                       250,000,000
Preferred         $0.001                        25,000,000
                                              ------------

         Totals:                               275,000,000



3. The amendment of the certificate of incorporation herein certified has been duly adopted by the unanimous written consent of the Corporation's Board of Directors and a majority of the Corporation's stockholders in accordance with the provisions of Sections 141(f), 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Certificate of Incorporation, as amended, to be signed by H. Howard Cooper, its President, this __ day of February 2003.

                                                   TETON PETROLEUM COMPANY





BY: /S/
    ------------------------------
     H. HOWARD COOPER, PRESIDENT